SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. [    ])

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☐	Preliminary Information Statement.

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☒	Definitive Information Statement.

VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALIC Company I

Small Cap Aggressive Growth Fund

2929 Allen Parkway

Houston, Texas 77019

October 27, 2016:

Dear Participant:

We are writing to inform you of a recent sub-adviser change to the Small Cap Aggressive Growth Fund (the “Fund”). The Fund is a series of VALIC Company I (“VC I”). At an in-person meeting held on April 25-26, 2016, the Board of Directors of VC I (the “Board”) approved the appointment of Victory Capital Management, Inc. (“Victory”) as the sub-adviser for the Fund in connection with Victory’s acquisition of RS Investment Management Co. LLC (“RS”), the Fund’s prior sub-adviser. The prior Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and RS provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon its assignment. Victory’s acquisition of RS resulted in a change in control of RS, which constituted an assignment of the prior Investment Sub-Advisory Agreement with RS. The new Investment Sub-Advisory Agreement between VALIC and Victory is not materially different from the prior Investment Sub-Advisory Agreement between VALIC and RS, except for its effective date, the name of the sub-adviser and its term.

In connection with the appointment of Victory, there were no changes to the Fund’s principal investment strategies or principal investment risks. The appointment of Victory did not result in any change to the expenses payable by the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Fund and Victory and the terms of the Investment Sub-Advisory Agreement, which the Board has approved.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

VALIC Company I

VALIC Company I

2929 Allen Parkway

Houston, Texas 77019

Small Cap Aggressive Growth Fund

(the “Fund”)

INFORMATION STATEMENT

REGARDING THE APPOINTMENT OF

SUB-ADVISER FOR THE FUND

You have received this Information Statement because on September 30, 2016, you owned interests in the Fund within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Directors (the “Board”) of VALIC Company I (“VC I”) to approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Victory Capital Management, Inc. (“Victory”) with respect to the Fund (the “New Sub-Advisory Agreement”) effective July 29, 2016. The prior Investment Sub-Advisory Agreement (the “Prior Sub-Advisory Agreement”) between VALIC and RS Investment Management Co. LLC (“RS”), the Fund’s prior sub-adviser, terminated automatically on July 29, 2016, due to a change in control at RS, which was a result of Victory’s acquisition of RS.

As required by Section 15(a)(4) of the 1940 Act, the Prior Sub-Advisory Agreement provided for automatic termination upon assignment. VALIC recommended the approval of the New Sub-Advisory Agreement due to the pending change in control of RS, as a result of Victory’s acquisition of RS, which constitutes an “assignment,” as the term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”). Victory will continue to provide the same level and scope of services to the Fund under the New Sub-Advisory Agreement as RS provided under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement has not resulted in any increase in the advisory fees or expenses payable by the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

At an in-person meeting held on April 25-26, 2016, the Board, including a majority of the directors who are not interested persons of VC I, as defined in the 1940 Act (the “Independent Directors”), approved the New Sub-Advisory Agreement. VC I has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, the Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Information Statement is being posted on or about October 27, 2016, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on September 30, 2016 (the “Record Date”) at https://www.valic.com/prospectus-and-reports/information-statements.

The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at an in-person meeting held on August 1-2, 2016. VALIC is an indirect, wholly-owned subsidiary of American International Group, Inc.

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as Victory and RS, who make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreement. For the fiscal year ended May 31, 2016, the Fund paid VALIC advisory fees based on its average monthly net assets pursuant to the Advisory Agreement as follows:

Fund	Advisory Fees	Average Monthly Net Assets
Small Cap Aggressive Growth Fund	0.85%	$946,210

In connection with the appointment of Victory, there were no changes to the Fund’s principal investment strategies or principal risks.

The Sub-Advisory Agreement

Prior to July 29, 2016, RS was responsible for the day-to-day portfolio management of the Fund’s assets. Effective July 29, 2016, and pursuant to the Sub-Advisory Agreement, Victory assumed responsibility for the day-to-day portfolio management of the Fund’s assets. As sub-adviser, Victory manages the investment and reinvestment of the Fund’s assets subject to VALIC’s oversight. Victory may place trades through brokers of its choosing and will take into consideration the quality of the brokers’ services and execution. The Sub-Advisory Agreement provides that Victory shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the Sub-Advisory Agreement, or for any losses sustained in connection with, among other things, the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties.

The Sub-Advisory Agreement shall continue in effect for an initial two year term beginning July 29, 2016. Thereafter, the continuance of the Sub-Advisory Agreement must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice. The Sub-Advisory Agreement will not result in an increase in fees to shareholders of the Fund as VALIC, and not the Fund, is responsible for all fees payable pursuant to the Sub-Advisory Agreement. The Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

For the most recent fiscal year ended May 31, 2016, VALIC received advisory fees from the Fund in the amount of $946,210, or 0.85% of the Fund’s average daily net assets for the period. During the same period, VALIC paid sub-advisory fees to RS in the aggregate amount of $612,254, or 0.55% of average daily net assets, and retained $333,956 of its advisory fee. The sub-advisory fees payable to Victory are identical to the sub-advisory fees payable to RS. If Victory had sub-advised the Fund for the 2016 fiscal year, VALIC would have paid the same amount in aggregate sub-advisory fees and retained the same percentage of its management fee. As a result, the appointment of Victory is not expected to have any impact on VALIC’s profitability.

Factors Considered by the Board of Directors

Approval of the Sub-Advisory Agreement

At an in-person meeting held on April 25-26, 2016 (the “Meeting”), the Board, including the Independent Directors, approved the Sub-Advisory Agreement respect to the Fund. The approval of the Sub-Advisory Agreement was made in connection with Victory’s anticipated acquisition of RS, which once completed, would be deemed a change in control of RS and the Prior Sub-Advisory Agreement would therefore automatically terminate in accordance with its terms and pursuant to the 1940 Act.

In connection with the approval of the Sub-Advisory Agreement, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by Victory; (2) the sub-advisory fees proposed to be charged in connection with Victory’s management of the Fund, compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data (“Subadvisory Expense Group/Universe”); (3) the investment performance of the Fund compared to the performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group”), and against the Fund’s benchmark (“Benchmark”), and the performance of comparable funds managed by RS against the Benchmark; (4) the costs of services and the benefits potentially to be derived by Victory; (5) whether the Fund will benefit from possible economies of scale from engaging Victory; (6) information regarding Victory’s brokerage and trading practices and compliance and regulatory history; and (7) the terms of the proposed Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board also took into account a presentation made at the Meeting by members of management as well as a presentation made by representatives from Victory who responded to questions posed by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by Victory. The Board reviewed information provided by Victory relating to its operations and personnel. The Board also took into account that the individuals at RS currently responsible for managing the Fund’s portfolio will continue to manage the Fund’s portfolio at Victory. The Board also noted that Victory’s management of the Fund will be subject to the oversight of the VALIC and the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. The Board also noted that the Fund’s principal investment strategies and techniques were not expected to change in connection with the appointment of Victory.

The Board considered information provided to them regarding the services to be provided by Victory. The Board noted that Victory will (i) determine the securities to be purchased or sold on behalf of the Fund; (ii) provide VALIC with records concerning its activities, which VALIC or the Fund is required to maintain; and (iii) render regular reports to VALIC and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Board reviewed Victory’s history and investment experience as well as information regarding the qualifications, background and responsibilities of Victory’s investment and compliance personnel who would provide services to the Fund. The Board also took into account the financial condition of Victory. The Board also reviewed Victory’s brokerage practices. The Board also considered Victory’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the sub-advisory services to be provided by Victory were expected to be satisfactory and that there was a reasonable basis to conclude that Victory would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees proposed to be charged by Victory for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with Victory at arm’s length. The Board also noted that the sub-advisory fee rate to be payable to Victory pursuant to the Sub-Advisory Agreement is identical to the sub-advisory fee rate payable to RS pursuant to the Prior Sub-Advisory Agreement. The Board also considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. Therefore, the Board considered that the appointment of Victory will not result in any change to the management fee paid by the Fund to VALIC. The Board also considered expense information of comparable funds or accounts managed by Victory that have comparable investment objectives and strategies to the Fund.

The Board considered that the proposed sub-advisory fees payable to Victory are above the medians of the Fund’s Subadvisory Expense Group/Universe. The Board also considered that the sub-advisory fee rate payable to Victory contains breakpoints. The Board also took account of management’s discussion of the Fund’s proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared by an independent third-party provider of mutual fund data regarding the Fund’s investment performance compared against the Performance Group as of the period ended February 29, 2016. The Board noted that the Fund underperformed the median of the Performance Group for the 1- year period, and outperformed the median of the Performance Group for the 3- and 5- year periods. The Board also noted that the Fund underperformed its

Benchmark for the 1- year period ended March 31, 2016 and outperformed its Benchmark for the 3- and 5- year periods ended March 31, 2016. The Board also noted that the Fund outperformed its Lipper Index for the 1-, 3- and 5- year periods ended February 29, 2016. The Board also considered the performance of funds managed by Victory with a similar investment strategy as the Fund (“Comparable Funds”). The Board noted that the Comparable Funds outperformed the Benchmark for the 1-, 3- and 5- year periods ended December 31, 2015.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Sub-Advisory Agreement. The Board was previously apprised that VALIC generally reviews a number of factors in determining appropriate sub-advisory fee levels. Such factors may include a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) analysis of the strategies managed by the sub-advisers; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board noted that the sub-advisory fee rate proposed to be paid pursuant the Sub-Advisory Agreement is identical to the sub-advisory fee rate payable pursuant to the Prior Sub-Advisory Agreement. The Board considered that the sub-advisory fee rate was negotiated with Victory at arm’s length. In considering the anticipated profitability to Victory in connection with its relationship to the Fund, the Directors noted that the fees under the Sub-Advisory Agreement will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of Victory from its relationship with the Fund was not material to their deliberations with respect to consideration of approval of the Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to Victory’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in Victory’s management of the Fund are not a material factor to the approval of the Sub-Advisory Agreement, although the Board noted that the Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the Sub-Advisory Agreement including the duties and responsibilities to be undertaken. The Board noted that the terms of the Sub-Advisory Agreement will not differ materially from the terms of the Prior Sub-Advisory Agreement except for the parties to the Sub-Advisory Agreement and the effective date and the term of the Sub-Advisory Agreement. The Board concluded that the terms of the Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that Victory possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement.

Information about Victory

Victory is located at 4900 Tiedeman Road, Brooklyn, Ohio 44144. As of September 30, 2016, Victory had approximately $51.4 billion in assets under management. Victory is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Victory or its affiliates since the beginning of the most recent fiscal year.

The following chart lists the principal executive officers of Victory and their principal occupations. The business address of each officer and director is 4900 Tiedeman Road, Brooklyn, Ohio 44144.

Name	Position with Victory and Principal Occupation
David C. Brown	Chief Executive Officer, Chairman, Director
Michael D. Policarpo	Chief Financial Officer, Chief Operating Officer, Treasurer, Director
Nina Gupta	Chief Legal Officer, Secretary, Director
Colin Kinney	Chief Compliance Officer and Chief Risk Officer
Kelly S. Cliff	President, Investment Franchises

Victory provides investment advisory or sub-advisory services, as applicable, to the mutual funds and other accounts listed below, which have investment strategies or objectives similar to that of the Fund. While the investment strategies or objectives of the mutual funds and other accounts listed below may be similar to that of the Fund, the nature of services provided by Victory may be different. As a sub-adviser, Victory may perform a more limited set of services and assume fewer responsibilities for the Fund than it does for certain funds listed below.

As of September 30, 2016
Comparable Account	Effective Management Fee[1]	Total Net Assets[2]
Subadvised Account A	0.50%	$267.1
RS Small Cap Growth Fund	0.95%	$1,841.3
RS Small Cap Equity Fund	0.75%	$56.5
RS Small Cap Growth VIP Series	0.75%	$93.5

[1]	As a percentage of average daily net assets.
[2]	Total net assets in millions.

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management, LLC (“SunAmerica”) to provide certain accounting and administrative services to the Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Fund, which include shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2016, pursuant to the Administrative Services Agreement and MTA, the Fund paid $71,240 and $1,172 to SunAmerica and VRSCO, respectively.

SunAmerica, the Fund’s administrator, and AIG Capital Services, Inc. (“ACS”), the Fund’s principal underwriter, are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. VRSCO, the Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica, VRSCO and ACS are affiliates of VALIC.

Brokerage Commissions

The Fund did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended May 31, 2016.

ANNUAL REPORTS

Copies of the most recent annual and semi-annual report to shareholders may be obtained without charge if you:

•	write to:

Kathleen D. Fuentes, Secretary

VALIC Company I

Harborside Financial Center, 3200 Plaza 5

Jersey City, New Jersey 07311

•	call (800) 448-2542

•	visit VALIC’s website at www.valic.com

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of VALIC Company I, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, 07311-4492.

OWNERSHIP OF SHARES

As of the Record Date, there were approximately 9,596,933 shares of the Fund outstanding. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Fund. The directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Fund’s shares as of the Record Date.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 29th day of July, 2016, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and VICTORY CAPITAL MANAGEMENT INC., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-four portfolios (“Funds”):

Asset Allocation Fund	Large Cap Core Fund
Blue Chip Growth Fund	Large Capital Growth Fund
Broad Cap Value Income Fund	Mid Cap Index Fund
Capital Conservation Fund	Mid Cap Strategic Growth Fund
Core Equity Fund	Money Market I Fund
Dividend Value Fund	Nasdaq-100® Index Fund
Dynamic Allocation Fund	Science & Technology Fund
Foreign Value Fund	Small Cap Aggressive Growth Fund
Global Equity Fund	Small Cap Fund
Global Real Estate Fund	Small Cap Index Fund
Global Social Awareness Fund	Small Cap Special Values Fund
Global Strategy Fund	Small-Mid Growth Fund
Government Securities Fund	Stock Index Fund
Growth & Income Fund	Value Fund
Growth Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund

In accordance with VC I’s Articles of Incorporation, as otherwise amended or restated (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and review of VALIC and VC I’s Board of Directors and in material conformity with (i) the 1940 Act, all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of the Covered Fund(s); (iii) VC I’s Articles, Bylaws, registration statements, prospectus and the investment objectives, policies and restrictions of any Covered Fund(s) stated in the Covered Fund(s)’ prospectus and statement of additional information; and (iv) any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)	In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, and consistent with the obligations of Section 8 herein, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In selecting brokers or dealers to execute transactions on behalf of the Covered Fund(s), the SUB-ADVISER will seek best execution, in a manner consistent with Part II of the SUB-ADVISER’s Form ADV and Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”). The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. Subject to the requirements of U.S. law, VALIC agrees that SUB-ADVISER may follow the SUB-ADVISER’S best execution policy, as described in Part II of the SUB-ADVISER’s Form ADV, which has been provided to VALIC and which may be amended from time-to-time. The SUB-ADVISER agrees to provide VALIC a copy of any material amendment to its best execution policy as soon as reasonably practicable after such amendment to the policy.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Notwithstanding anything to the contrary in this Agreement, to the extent that any market counterparty with whom the SUB-ADVISER deals requires information relating to the Covered Fund(s) (including but not limited to the identity and market value of the Covered Fund(s)), the SUB-ADVISER shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Covered Fund(s) in accordance with the terms of this Agreement.

VALIC hereby agrees that, in managing the Covered Fund, the SUB-ADVISER may execute trades in markets that are not “regulated markets” as that term is defined in the “Markets in Financial Instruments Directive” and may utilize a multilateral trading facility.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER that are trading through a single trading desk or system on the same trading day, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors, all as described in Part II of the SUB-ADVISER’s Form ADV.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request copies of all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in complying with regulations applicable to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder; provided, however, all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of investments shall be charged to and paid from the Covered Fund. VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as otherwise necessary in the ordinary course of performing its responsibilities under this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Trustees has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’S regulatory examiners) or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

VALIC will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to perform its responsibilities under this Agreement or under the Investment Advisory Agreement between VALIC and VC I, and will keep confidential any non-public information obtained directly as a result of this relationship, and disclose such non-public information only if SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by VALIC, or if such disclosure is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or to the extent such disclosure is reasonably required by VALIC’s or the Covered Fund(s)’auditors or attorneys in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Without limiting the foregoing, VALIC acknowledges that the securities holdings of the Covered Fund(s) constitute information of value to the SUB-ADVISER, and agrees: (1) not to use for any purpose, other than for VALIC or the Covered Fund(s), or their agents, to supervise or monitor the SUB-ADVISER, the holdings or other trading-related information of the Covered Fund(s); and (2) not to disclose the Covered Fund(s)’ holdings or transactions, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of VC I, counsel to the Board of Directors of VC I, counsel to VC I, the administrator or any sub-administrator, the independent accountants and any other agent of VC I; (d) in accordance with VC I’s portfolio holdings disclosure policy, including other third parties service providers identified in VC I’s registration statement; or (e) as otherwise agreed to by the parties hereto in writing.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies (including other accounts and investment companies following the same investment strategy as the Covered Fund(s) ), and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers, and has obtained from each Covered Fund’s Directors and shareholders, as applicable, all approvals required under the 1940 Act for the SUB-ADVISER to perform the services, and to receive the fees, contemplated by this Agreement.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

Notwithstanding the foregoing, VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise directly (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is apprised of the likelihood of such damages.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party.

After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

The provisions of this Section 7 shall survive the termination of this Agreement.

8.	Delegation

Except where prohibited by applicable law or regulation, SUB-ADVISER may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable SUB-ADVISER to perform its functions under this Agreement; provided however, that no such person shall serve or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them. Notwithstanding any other provision of this Agreement, SUB-ADVISER may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. SUB-ADVISER will act in good faith and due diligence in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve SUB-ADVISER of any of its obligations under this Agreement. SUB-ADVISER shall remain liable for SUB-ADVISER’S obligations hereunder and for all actions of any such affiliates, third parties or agents to the same extent as SUB-ADVISER is liable for its own actions hereunder. The compensation of any such persons will be paid by SUB-ADVISER, and no obligations will be incurred by, or on behalf of, VALIC, VC II or the Covered Fund(s) with respect to them.

9.	Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, SUB-ADVISER has adopted a Customer Identification Program, (“CIP”) pursuant to which SUB-ADVISER is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate SUB-ADVISER’s compliance with its CIP, VALIC hereby represents and warrants that (i) the Fund’s taxpayer identification number or other government issued identification number is reflected on Schedule A, (ii) all documents provided to SUB-ADVISER are true and accurate as of the date hereof, and (iii) MassMutual agrees to provide to SUB-ADVISER such other information and documents that SUB-ADVISER requests in order to comply with SUB-ADVISER’s CIP.

10.	Other Matters

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender such books and records in accordance with the 1940 Act and rules thereunder; provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this Section 10 shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein.

11.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

12.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

13.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:

The Variable Annuity Life Insurance Company

Attn: Mutual Fund Legal

2919 Allen Parkway, 4th Floor

Houston, Texas 77019

With a copy to:

SunAmerica Asset Management, LLC

Attn: Mutual Fund Legal

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

If to SUB-ADVISER:

Victory Capital Management Inc.

4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144

Attn.: Jason Knapp

With a copy to:

Victory Capital Management Inc.

4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144

Attn.: Michael Policarpo

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Thomas M. Ward
Name: Thomas M. Ward
Title: Vice President - Investments

ATTEST:

Attest:	/s/ Shana L. Walker
Name: Shana L. Walker
Title: Paralegal

VICTORY CAPITAL MANAGEMENT INC.

By:	/s/ Michael Pelicarpo

Name:	Michael Pelicarpo
Title:	Chief Operating Officer/ Chief Executive Officer

ATTEST:

Attest:	/s/ Gregory J. Ewald
Name:	Gregory J. Ewald
Title:	Chief Legal Officer

SCHEDULE A

COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Small Cap Aggressive Growth Fund	0.55% of the first $250 million; and
0.50% on assets over $250 million.

VALIC COMPANY I

2929 Allen Parkway

Houston, Texas 77019

Small Cap Aggressive Growth Fund (the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT (the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.valic.com/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding a change to the Fund’s subadvisory arrangements is now available at the website referenced above. The Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, at an in-person meeting held on April 25-26, 2016, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not interested persons of VC I, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Victory Capital Management, Inc. (“Victory”) with respect to the Fund. The prior Investment Sub-Advisory Agreement (the “Prior Sub-Advisory Agreement”) between VALIC and RS Investment Management Co. LLC (“RS”) terminated in connection with Victory’s acquisition of RS. On July 29, 2016, the Sub-Advisory Agreement between VALIC and Victory became effective and the Prior Sub-Advisory Agreement terminated.

VC I has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of a Fund and its shareholders. As required by this exemptive order, the Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This information statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about October 27, 2016, to all participants in a contract who were invested in the Fund as of the close of business on September 30, 2016. A copy of the Information Statement will remain on our website until at least October 27, 2017, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15648, Amarillo, TX 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until October 27, 2017. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.